EXHIBIT 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (Baltimore Division)

In re:                                 *

CALIBER LEARNING NETWORK, INC.,        *       Case No. 01-5-9533-JS
                                                    (Chapter 11)
                  Debtor.              *

*       *       *       *       *      *       *       *       *       *       *

                  LINE FILING DEBTOR'S MONTHLY OPERATING REPORT

     Caliber Learning Network, Inc., Debtor and Debtor-in-Possession herein, hereby files its Monthly Operating Report for the period from September 1 through September 30, 2001.


Date: October 22, 2001



                                    /s/ JOEL I. SHER
                                    -------------------------------------------
                                    Joel I. Sher, Bar No. 00719
                                    Richard M. Goldberg, Bar No. 07994

                                    Shapiro Sher & Guinot
                                    36 South Charles Street, 20th Floor
                                    Baltimore, Maryland  21201-3147
                                    Phone:  (410) 385-0202
                                    Fax:  (410) 539-7611

                                    Attorneys for Caliber Learning Network, Inc.

                             CERTIFICATE OF SERVICE

     I HEREBY CERTIFY that on this 22nd day of October, 2001, a copy of the foregoing was sent, by facsimile transmission and first-class mail, postage prepaid, to: Edmund Goldberg, Esquire Office of the United States Trustee 300 West Pratt Street, Suite 350 Baltimore, MD 21201

                           Richard L. Wasserman, Esquire
                           Venable Baetjer & Howard
                           Two Hopkins Plaza, Suite 1800
                           Baltimore, MD 21201

                           F. Thomas Rafferty
                           Ober Kaler Grimes & Shriver
                           120 E. Baltimore Street
                           Baltimore, MD  21202

                           Nelson C. Cohen, Esquire
                           Zuckerman Spaeder Goldstein Taylor
                           1201 Connecticut Avenue, N.W.
                           Suite 700
                           Washington, DC  20036-2638

                           Jeffrey W. Orenstein, Esquire
                           11300 Rockville Pike, Suite 408
                           Rockville, MD  20852




                                        /s/ RICHARD M. GOLDBERG
                                        ---------------------------------------
                                        RICHARD M. GOLDBERG

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Monthly Operating Report                                   For the Month ended September 30, 2001



   #
-----------------------------------------------------------------------------------------------------------------------------------
   1    Accounting Basis:                                  Accrual

   2    Preparer(s):                                       Jeffrey D. Berger
                                                           509 S. Exeter Street
                                                           4th Floor
                                                           Baltimore, MD 21202

                                                        (410) 843-1160
                                                           Director of Finance

   3    Employee Information:
           Number of employees paid this period:                    30
           Current number of employees:                             20
           Gross payroll:
               Officers, directors and principals          $    39,583
               Other employees                                 205,420
           All post-petition payroll obligations
             including payroll taxes are current           Exceptions:  None
                                                                        -------------------------------------------------------

   4    Changes in the nature of business or status
           of operations since last reporting period       No

   5    All business licenses or bonds current             Yes

   6    Pre-petition accounts receivable:
           Collected this Period                           $  100,462
           Ending Balance                                   1,249,945   Amount represents Gross A/R

   7    Post-petition accounts receivable:
           0 - 30 Days:                                    $   38,284
           31 - 60 Days:                                       54,580
           Over 60 Days:                                       89,122

               Any post-petition accounts receivable
                 over 60 days                              Yes          If yes, provide schedule of accounts and explain:

                                                                        See Schedule on page 7 of 8
                                                                        -----------------------------------------------------------
   8    Post-petition accounts payable:
           0 - 30 Days:                                    $  208,868
           31 - 60 Days:                                       32,404
           Over 60 Days:                                          176

               Any post-petition accounts payable
                 over 30 days                              Yes          If yes, provide schedule of accounts and explain:

                                                                        See Schedule on page 8 of 8
                                                                        -----------------------------------------------------------

   9    Taxes
           All taxes being paid to the proper taxing
             authorities when due:                         Yes

               Form 6123:

  10    Bank accounts:
           Changed banks:                                  No

  11    Books and records kept monthly and are current:    Yes

  12    Insurance
           Policy expiration dates:
               Auto and truck                                           Sep-02
               Liability                                                Sep-02
               Fire                                        N/A
               Workers Comp                                             Sep-02
               Other                                       N/A

  13    Actions of the debtor during the last month:
           Fail to defend or oppose any action to
             dispossess control or custody of any assets   No
           Consent to relief from the automatic stay       No
           Maintain resources necessary to preserve and
             maintain the going concern value of assets    Yes

                                                        (continued on next page)


Monthly Operating Report                                   For the Month ended August 31, 2001



   #
-----------------------------------------------------------------------------------------------------------------------------------
  14    Transfer or sale of property
           Any assets transfer, convey or abandon any
             of debtor's assets to another party           No           If yes, attach copy of court order:
                                                                                                           ------------------------
                                                                        -----------------------------------------------------------

  15    Payments to secured creditors                      None

  16    Payments to Professionals                          None

  17    Quarterly U.S. Trustee Fees
           Month 1 (June 14 - July 31)                     $        -
           Month 2 (August)                                       250
           Month 3 (September)                                      -
                                                           ----------
               Total                                              250


Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Monthly Operating Report                 For the Month ended September 30, 2001


Form # 4 - Tax Statement (Verification of Fiduciary's Federal Tax Deposit)

Caliber Learning federal deposits with confirmation #

taxcode     LB date       EFTPS DATE   Confirm#                   AMT
-----------------------------------------------------------------------
0001 0001   08/15/01 DP   08/20/01     128123403008956        44,401.65

0001 0002   08/15/01 DP   08/20/01     128123403008956         6,562.34

0001 0003   08/15/01 DP   08/20/01     128123403008956         6,562.34

0001 0022   08/15/01 DP   08/20/01     128123403008956         3,099.76

0001 0023   08/15/01 DP   08/20/01     128123403008956         3,099.76

0001 0001   08/31/01 DP   09/04/01     128124903004182        12,856.02

0001 0002   08/31/01 DP   09/04/01     128124903004182         4,744.32

0001 0003   08/31/01 DP   09/04/01     128124903004182         4,744.32

0001 0022   08/31/01 DP   09/04/01     128124903004182         1,114.96

0001 0023   08/31/01 DP   09/04/01     128124903004182         1,114.96

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Monthly Operating Report                 For the Month ended September 30, 2001



                                                            September 30, 2001
                                                          ---------------------
Assets
Current Assets
    CASH                                                        $      844,366
    PRE-PETITION RECEIVABLES                                    $    1,249,945
    POST-PETITION RECEIVABLES                                   $      181,986
    ALLOWANCE FOR DOUBTFUL ACCOUNTS                             $     (699,555)
    EMPLOYEE LOANS & ADVANCES                                   $        5,587
    PREPAID ASSETS                                              $      210,479
                                                          --------------------

         Total Current Assets                                   $    1,792,809

Plant, Property and Equipment
    FURNITURE AND EQUIPMENT                                     $   26,586,888
    LEASEHOLD IMPROVEMENTS                                      $   10,655,783
    ACCUMULATED DEPRECIATION                                    $  (25,276,553)
                                                          --------------------

         Net Property Plant & Equipment                         $   11,966,118
                                                          --------------------

Other Long Term Assets                                          $      463,436
                                                          --------------------

         Total Assets                                           $   14,222,363
                                                          ====================

Liabilities
Post-Petition
ACCOUNTS PAYABLE - TRADE                                        $      246,281
ACCRUED WAGES, BENEFITS & TAXES                                 $      118,771
ACCRUED MISCELLANEOUS                                           $       71,107
UNEARNED REVENUE                                                $      403,879
DEFERRED REVENUE                                                $       66,944
                                                          --------------------

    Total Post-Petition Liabilities                             $      906,980

Liabilities Subject to Compromise:
Pre-Petition
Priority Claims
ACCRUED COMMISSIONS                                             $       30,888
                                                          --------------------

    Total Priority Claims                                       $       30,888

Secured Debts
BORROWING FROM SYLVAN                                           $      300,000
ACCRUED INTEREST PAYABLE                                        $        8,750
                                                          ---------------------

    Total Secured Debts                                         $      308,750

Unsecured Debts
ACCOUNTS PAYABLE - TRADE                                        $    5,170,002
A/P OTHER                                                       $       36,540
ACCRUED INTEREST PAYABLE                                        $      268,480
ACCRUED MISCELLANEOUS                                           $      686,828
DIVIDEND PAYABLE                                                $      161,220
BORROWING FROM SYLVAN                                           $    7,314,511
LONG TERM LEASE PAYABLE & TI ALLOWANCE                          $    9,271,737
OTHER                                                           $       44,500
                                                          --------------------

    Total Unsecured Debts                                       $   22,953,819


                                                        (continued on next page)

                                                            September 30, 2001
                                                          ---------------------
Stockholders' Equity
PREFERRED STOCK                                                 $   32,395,979
COMMON STOCK                                                    $      125,912
APIC - COMMON STOCK                                             $   83,195,407
GAIN/LOSS ON FOREIGN CURENCY T                                  $          148
PRE-PETITION RETAINED EARNINGS                                  $ (120,115,417)
POST-PETITION RETAINED EARNINGS                                 $   (5,580,103)
                                                          --------------------

    Total Owners Equity                                         $(9,978,074.12)
                                                          --------------------

         Total Liabilities and Stockholders Equity              $   14,222,363
                                                          ====================


         Footnote: The Company made no estimate of any impairment of asset value as specified by FASB #121, Accounting for the Impairment of
         Long-Lived Assets.

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Monthly Operating Report                 For the Month ended September 30, 2001



                                            September 30, 2001
                                            ------------------
REVENUES                                           48,919

OPERATING EXPENSES
  SALARIES & BENEFITS                             381,078
  ACCOUNTING & LEGAL FEES                               -
  FACILITIES MANAGEMENT                             8,368
  TRAVEL                                           24,308
  DATA COMMUNICATIONS & TELEPHONE                 123,966
  BAGBY RENT, PEOPLESOFT, MIS SUPPORT              42,269
  INSURANCE - CORP LIABILITY                       21,729
  DEPREC. - FURNITURE & FIXTURES                  701,616
  OTHER G&A                                        32,076
                                         ----------------

Total Operating Expenses                        1,302,734
                                         ----------------

Operating Income                               (1,253,815)

NON-OPERATING EXPENSES
  INTEREST INCOME                                       -
  INTEREST EXPENSE                                 (2,500)
                                         ----------------

Total Non-Operating Expenses                       (2,500)
                                         ----------------

Income (Loss) before taxes                     (1,256,315)

INCOME TAX EXPENSE                                      -
                                         ----------------

Net Loss                                       (1,256,315)
                                         ================

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Monthly Operating Report                 For the Month ended September 30, 2001

        Description                                       Operating
-------------------------------------------------------------------------------
Beginning cash balance                                    1,052,377

Net Income                                               (1,256,315)

Add: Expenses not requiring cash:
      Depreciation                                          701,616
      Additional Bad Debt Reserve                           (71,402)
      Other:                                                      -
                                                      -------------

      Sub-total                                             630,214

Cash from operations                                       (626,101)

Other sources (uses) of cash:
      Decrease (Increase)
           Accounts receivable                              285,587
           Inventory                                              -
           Equipment                                              -
           Furniture & Fixtures                                   -
           Prepaid assets                                    (4,052)
           Other: Other long term assets                          -

      Increase (Decrease)
           Accounts payable                                 209,048
           Accrued interest                                   2,500
           Accrued professional fees
           Accrued rent
           Accrued salaries, benefits & taxes                (4,200)
           Accrued sales tax
           Notes payable
           Other                                            (70,791)
           (Less) unrecorded bank service charges
                                                      -------------

Total other source (uses) of cash                           418,091
                                                      -------------

Ending cash balance                                         844,367
                                                      =============

Balance per bank statement                                  925,905
Less: Outstanding checks                                    (81,539)
Add: Deposits in transit                                          -
                                                      -------------

Reconciled bank balance                                     844,366
                                                      =============

Variance                                                          0
                                                      =============

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533



Monthly Operating Report                 For the Month ended September 30, 2001



                Description                      Payroll             Tax
                -----------                      -------             ---

Beginning cash balance                       $            -       $        -

Cash receipts:
    Transfers from Operating                 $            -                -
    Transfers from Payroll                   $            -                -
    Other                                    $            -                -
                                             -------------------------------

       Total cash receipts                   $            -                -
                                             -------------------------------

Cash available                               $            -                -

Cash disbursements:
    Gross payroll                            $            -

    Employee benefits paid                   $            -
    Net payroll paid                         $            -
    Tranfers to tax account                  $            -

    Taxes deposited/paid during period
       Employees' share of FICA              $            -
       Employer's share of FICA              $            -
       Employees' Federal Income Tax         $            -
       Employees' State Income Tax           $            -
       Unemployment Tax                      $            -
       Unrecorded Bank Services charges      $            -
       Other                                 $            -
                                             -------------------------------

Total Disbursements                          $            -                -
                                             -------------------------------

Ending cash balance                          $            -       $        -
                                             ===============================

Balance per bank statement                   $            -       $        -
Less: Outstanding checks                     $            -
Add: Deposits in transit
                                             -------------------------------

Reconciled bank balance                      $            -       $        -
                                             ===============================

Variance                                     $            -       $        -
                                             ===============================

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533



Monthly Operating Report                 For the Month ended September 30, 2001


                                                          Post-petition A/R
                                       -------------------------------------------------------
                                       0 - 30 Days     31 - 60 Days    > 60 Days       Total
                                       -------------------------------------------------------
AON Total                                        -               -     19,200.00     19,200.00
Bell South Total                                 -               -      3,000.00      3,000.00
Cadence Total                                    -               -      5,400.00      5,400.00
Computrain Total                            800.00           80.00      4,950.00      5,830.00
Fluke Total                                      -               -        800.00        800.00
Home Properties Total                        (0.00)              -     17,923.88     17,923.88
iLearning Total                           2,900.00        2,900.00             -      5,800.00
National Wildlife Foundation Total        1,172.94       10,000.00             -     11,172.94
Prometric Total                                  -               -      3,600.00      3,600.00
SciMed Total                              7,361.25               -             -      7,361.25
Spirent Total                             5,600.00        5,600.00             -     11,200.00
Sylvan Learning Systems, Inc. Total      11,700.75        9,999.75     31,848.50     53,548.25
Symbol Technologies Total                 8,750.00               -             -      8,750.00
Universita del Caffe Total                       -               -      2,400.00      2,400.00
VISA USA Total                                   -       26,000.00             -     26,000.00
                                       -------------------------------------------------------

Grand Total                              38,284.19       54,579.75     89,122.38    181,986.32
                                       =======================================================

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533



Monthly Operating Report                 For the Month ended September 30, 2001


                                                                                                        Post-petition A/P
                                                                                           ----------------------------------------

             Vendor Name                Invoice Date      Invoice #     Invoice Amount    0 - 30 Days   31 - 60 Days     60 + Days
-----------------------------------------------------------------------------------------------------------------------------------

AMERITECH Total                                                                (390.24)          (128)           (262)           -
BELL CANADA Total                                                               176.05              -               -          176
BELLSOUTH Total                                                                (157.01)          (157)              -            -
FRONTIER COMMUNITATIONS Total                                                  (214.55)          (160)            (55)           -
FRONTIER TELEMANAGEMENT INC. Total                                             (366.26)          (366)              -            -
GEISELMAN,JOHN W Total                                                           60.80             61               -            -
MARSH & MCLENNAN INC. Total                                                  25,781.00         25,781               -            -
MCI Total                                                                   110,289.54         77,071          33,218            -
PACIFIC BELL - (SAC CA) Total                                                   (26.17)            26               -            -
QWEST Total                                                                    (271.82)             -            (272)           -
SHEGGRUD, DAVID C Total                                                          32.00             32               -            -
SPRINT Total                                                                   (243,01)           (17)           (226)           -
SYLVAN LEARNING SYSTEMS, INC. Total                                         107,426.59        107,427               -            -
TELUS COMMUNICATIONS, INC Total                                                 209.10            209               -            -
VERIZON (FORMERLY BELL ATLANTIC) Total                                         (630.26)          (630)              -            -
VERIZON (FORMERLY GTE) Total                                                   (332.46)          (332)              -            -
                                                                            ------------------------------------------------------
Grand Total - AP Detail                                                     241,447.84        208,868          32,404          176
General Accruals                                                            246,280.63
                                                                            ----------
AP Balance @ 8/31/01                                                         (4,832.79)
                                                                            ==========